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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              -------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 April 24, 2001
                Date of Report (Date of earliest event reported)

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                             FREEREALTIME.COM, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                  000-27493                  33-0881720
(State or other Jurisdiction        (Commission               (IRS Employer
      of Incorporation)             File Number)          Identification Number)


       26880 LAGUNA HILLS DRIVE,
              SUITE 200
        ALISO VIEJO, CALIFORNIA                                   92656
(Address of principal executive offices)                        (Zip Code)


                                 (949) 916-4100
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 3. BANKRUPTCY OR RECEIVERSHIP

        On April 24, 2001, the Registrant publicly disseminated a press release announcing that the Registrant has filed a voluntary bankruptcy petition under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Central District of California. The operations of the Registrant's subsidiary, RedChip.com, Inc., are not included in the petition. During this process, the Registrant intends to continue to operate its web site, freerealtime.com, as it continues to pursue strategic alternatives for its business and properties, including the sale of all or substantially all of its assets.

        The foregoing description is qualified in its entirety by reference to the Registrant's press release dated April 24, 2001, a copy of which is attached hereto as Exhibit 99.1.

ITEM 5. OTHER EVENTS

        The Registrant's press release dated April 24, 2001, also announced that Mike Alex, Scott Brown, Geoff Moore, Byron Roth and Robert Werle resigned from the Board of Directors of the Registrant. Following these resignations, the Registrant's Board currently consists of two persons. A third Director is to be elected at a later time.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c) Exhibits.

            99.1   Registrant's Press Release dated April 24, 2001.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Freerealtime.com, Inc.


Date: April 25, 2001                        By: /s/ M'LISS JONES KANE
                                                -------------------------------
                                                M'Liss Jones Kane


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                                 EXHIBIT INDEX


         EXHIBIT
         NUMBER                   DESCRIPTION
         -------                  -----------

          99.1      Registration Press Release dated April 24, 2001